[ALGER LOGO]

                THE ALGER FUNDS

                PROSPECTUS ENCLOSED
                MARCH 1, 2006
                RESTATED AS OF JANUARY 12, 2007

                ALGER MONEY MARKET FUND

                THIS IS NOT PART OF THE PROSPECTUS.

                       ENCLOSED IS THE CURRENT PROSPECTUS.
           PLEASE KEEP IT WITH OTHER INVESTMENT RECORDS FOR REFERENCE.

                       THIS IS NOT PART OF THE PROSPECTUS.

                [ALGER LOGO]

                THE ALGER FUNDS

                PROSPECTUS

                MARCH 1, 2006
                RESTATED AS OF JANUARY 12, 2007

                ALGER MONEY MARKET FUND

                As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

                An  investment in the Fund is not a deposit of a bank and is not
                insured  or   guaranteed  by  the  Federal   Deposit   Insurance
                Corporation or any other government agency.

TABLE OF CONTENTS

-------------------------------------------------------------------------------
 1 ...............RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE
      1 ..........INVESTMENTS
      1 ..........RISKS
      2 ..........PERFORMANCE
 3 ...............FEES AND EXPENSES
 3 ...............ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
 4 ...............MANAGEMENT AND ORGANIZATION
 7 ...............SHAREHOLDER INFORMATION
                  Distributor .................................................7
                  Transfer Agent ..............................................7
                  Net Asset Value .............................................7
                  Purchasing and Redeeming Fund Shares ........................7
                  Dividends and Distributions .................................8
 9 ...............INVESTMENT INSTRUCTIONS
                  To Open an Account ..........................................9
                  To Make Additional Investments in an Existing Account .......9
                  To Exchange Shares of the Fund .............................10
                  To Redeem Shares of the Fund ...............................10
11 ...............DISCLOSURE OF PORTFOLIO HOLDINGS
12 ...............OTHER INFORMATION
13 ...............FINANCIAL HIGHLIGHTS

BACK COVER: ......How to Obtain More Information
FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY (NOT PART OF THIS PROSPECTUS)

[GRAPHIC] RISK/RETURN SUMMARY:
          INVESTMENTS, RISKS & PERFORMANCE

INVESTMENTS:

GOAL: THE ALGER MONEY MARKET FUND SEEKS TO EARN HIGH CURRENT INCOME CONSISTENT WITH PRESERVING PRINCIPAL AND LIQUIDITY.

PRINCIPAL STRATEGY: The Fund invests in money market securities which are within the two highest credit categories at the time of purchase. These money market securities include U.S. Government securities, commercial paper, certificates of deposit, time deposits, bankers' acceptances and corporate bonds having less than 397 days remaining until maturity.

[GRAPHIC] RISKS:

Risks of investing in the Fund are:

o while the Fund seeks to maintain a price of $1.00 per share, an investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or other government agency, so it is possible to lose money by investing in the Fund.

o  an investment in the Fund may not keep pace with inflation.

o normally, the Fund will invest a substantial portion of its assets in U.S. Government securities in the interest of maintaining a stable net asset value; this policy may result in a lower yield for the Fund.

This Fund may appeal to investors who seek maximum liquidity and capital preservation together with current income.

PERFORMANCE

The following bar chart and the table beneath it give you some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. They assume the reinvestment of dividends and distributions. In the table, average annual returns for the Fund assume redemption at the end of each period shown. Remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

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ALGER MONEY MARKET FUND

Annual Total Return as of December 31 (%)

1997           4.92                            BEST QUARTER:
1998           4.78                            Q4 2000 1.47%
1999           4.42
2000           5.57
2001           3.13                            WORST QUARTER:
2002           0.85                            Q1 2004 0.04%
2003           0.26
2004           0.55
2005           2.21
2006           4.05


Average Annual Total Return as of December 31, 2006

                                                                       Since
                                                                     Inception
                                   1 Year      5 Years    10 Years   11/11/86
-------------------------------------------------------------------------------
  Alger Money Market Fund          4.05%       1.58%      3.06%       4.71%

Seven-day yield for the period ended December 31, 2006: 4.11%. For the Fund's current 7-day yield, telephone (800) 992-3863 toll-free.
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2

[GRAPHIC] FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the Fund. The following table shows the fees and expenses that you may incur if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during its fiscal year ended October 31, 2006.

-------------------------------------------------------------------------------
  Shareholder Fees
  (fees paid directly from your investment)                           None
  Maximum sales charge (load) on purchases
  as a % of offering price                                            None
  Maximum deferred sales charge (load) as
  a % of purchase price or redemption
  proceeds, whichever is lower                                        None
  Redemption Fee
  (as a percentage of amount redeemed)                                None
                                                                     -----
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund Assets)
   Management Fees*                                                     50%*
   Distribution (12b-1)Fees                                           None
   Shareholder Servicing Fees                                         None
   Other Expenses                                                       40%
   Total Annual Fund Operating Expenses                               0.90%
                                                                     =====
-------------------------------------------------------------------------------

---------------
* Includes both advisory and administrative fees.

EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed previously, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------
                                1 Year        3 Years      5 Years   10 Years
-------------------------------------------------------------------------------
  ALGER MONEY                     $92          $287         $498       $1,108
  MARKET FUND
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ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

U.S. GOVERNMENT SECURITIES

U.S. Government Obligations are bills, notes, bonds and other fixed-income securities issued by the U.S. Treasury; they are direct obligations of the U.S. Government and differ mainly in the length of their maturities. U.S. Government Agency Securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Other securities the Fund may invest in are discussed in the Fund's Statement of Additional Information.

[GRAPHIC] MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/06) approximately $7.5 billion in mutual fund assets as well as $1.9 billion in other assets. The Manager makes investment decisions for the Fund and continuously reviews its investment program. These management responsibilities are subject to the supervision of the Board of Trustees. A discussion of the Trustees' basis for approving the advisory contract is available in the Fund's annual report to shareholders for the fiscal year ended October 31, 2006. The Fund pays the Manager a fee at the annual rate of 0.50%* based on a percentage of average daily net assets.

PORTFOLIO MANAGER

John A. Curry is the individual responsible for the day-to-day management of portfolio investments. The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts that he manages, and his ownership of securities of the Fund that he manages.

o Mr. Curry, manager of Alger Money Market Fund since December 2004, has been employed by the Manager as a Vice President and portfolio manager since December 2004. Mr. Curry was previously Vice President at Janney Montgomery Scott, LLC from September 2003 to December 2004, prior to which he was a portfolio manager for Whitehall Asset Management's fixed-income institutional and retail assets from March 1999 to March 2003.

ADMINISTRATOR

Pursuant to a separate administration agreement, the Manager also provides administrative services to the Fund (the "Administrator"), including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Fund; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the Fund's investment portfolios and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Fund, including the Fund's custodian, transfer agent and printers; providing trading desk facilities for the Fund; and supervising compliance by the Fund with recordkeeping and periodic reporting requirements under the Investment Company Act of

---------------
* Includes both advisory and administrative fees.

1940, as amended (the "1940 Act"). The Fund pays the Administrator an administrative fee at the annual rate of 0.04% based on a percentage of the Fund's average daily net assets.

LEGAL PROCEEDINGS

The Manager has responded to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Attorney General of New Jersey, and the West Virginia Securities Commissioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading."

On October 11, 2006, the Manager, Fred Alger & Company, Inc. ("Alger Inc."), and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the NYAG. On December 22, 2006, the Manager and Alger Inc. executed Offers of Settlement with the SEC, and the settlement is subject to approval of the SEC. As part of the settlements with the SEC and the NYAG, without admitting or denying liability, the firms will consent to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. The Manager has advised the Fund that the proposed settlement payment is not expected to adversely affect the operations of the Manager, Alger Inc. or their affiliates, or adversely affect their ability to continue to provide services to the Fund.

On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC") in an EX PARTE Summary Order to Cease and Desist and Notice of Right to Hearing concluded that the Manager and Alger Inc. had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered the Manager and Alger Inc. to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The EX PARTE order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005 a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the 1940 Act and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, Alger Inc., their affiliates, the funds named as defendants, including the Fund, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the 1940 Act, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the 1940 Act (as to which the court deferred ruling with respect to the Alger Mutual Fund Trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings were entered. On March 31, 2006, attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the plaintiffs' state law claims. Answers to the Class Action Complaint were filed by the Alger defendants on April 24, 2006.

In subsequent orders, all remaining claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against the Manager, Alger, Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of the Manager and/or Alger, Inc., and claims under Section 36(b) of the 1940 Act against the Manager, Alger, Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc.

Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Manager or Alger Inc., those entities would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser or distributor for any registered investment company, including the Fund. While exemptive relief from Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the Fund, loss of personnel of the Manager, diversion of time and attention of the Manager's personnel, diminishment of financial resources of the Manager, or other consequences potentially adverse to the Fund. The Manager cannot predict the potential effect of such actions upon the Manager or the Fund. There can be no assurance that the effect, if any, would not be material.

[GRAPHIC] SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

NET ASSET VALUE

The value of one share is its "net asset value," or NAV. The NAV for the Fund is calculated as of 12:00 noon on each day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and national holidays. It may close on other days from time to time.

The assets of the Fund are normally valued on the basis of amortized cost.

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  NAV (NET ASSET VALUE) OF A CLASS OF SHARES IS COMPUTED BY ADDING  TOGETHER THE
  VALUE ALLOCABLE TO THE CLASS OF THE FUND'S INVESTMENTS PLUS CASH AND OTHER ASSETS, SUBTRACTING APPLICABLE LIABILITIES AND THEN DIVIDING THE RESULT BY THE NUMBER OF OUTSTANDING SHARES OF THE CLASS.
-------------------------------------------------------------------------------

PURCHASING AND REDEEMING FUND SHARES

Shares are sold at their offering price, which is the net asset value per share. You can purchase or redeem shares on any day the New York Stock Exchange is open. Orders will be processed at the NAV next calculated after your purchase or redemption request is received in good order by the Transfer Agent or other agent appointed by the Distributor. Ordinarily, the Fund will issue your redemption check within seven days after the Transfer Agent accepts your redemption request. However, when you buy shares with a check or via TelePurchase or Automatic Investment Plan, the Fund will not issue payment for redemption requests against those funds until the purchase proceeds are available, which may take up to 15 days. The Transfer Agent or the Fund may reject any purchase order.

DIVIDENDS AND DISTRIBUTIONS

Payments of dividends and distributions by the Fund, which normally consist solely of net investment income, are declared daily and paid monthly. Net investment income is taxable as ordinary income.

Unless you choose to receive cash payments by checking the box on your New Account Application, any dividends and distributions will be reinvested automatically at the NAV on their payment dates. If you have chosen cash payments and a payment is returned to the Fund as undeliverable, that payment will be reinvested upon receipt by the Transfer Agent in Fund shares at the next NAV. All subsequent payments will be reinvested until you reinstate your cash election and provide a valid mailing address.

Regardless of whether you choose to take distributions in cash or reinvest them in the Fund, they may be subject to federal and state taxes. Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

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  MINIMUM INVESTMENTS: THE FOLLOWING MINIMUMS APPLY TO AN ACCOUNT IN THE FUND.

                                       Initial                   Subsequent
                                      Investment                 Investment
-------------------------------------------------------------------------------
  Regular account                       $1,000                       $50
  Traditional IRA                          500                        50
  Roth IRA                                 500                        50
  Coverdell ESA                            500                        50
  SIMPLE IRA                               500                        50
  Keogh                                    500                        50
  401(k)                                   500                        50
  403(b)                                   500                        50
  Automatic Investment                     500                        50
  Asset-based Fee Program Accounts         250                        50

  Minimums may be waived in certain circumstances.
-------------------------------------------------------------------------------

INVESTMENT INSTRUCTIONS

TO OPEN AN ACCOUNT:

BY MAIL: The Fund does not accept cash or cash alternatives for fund purchases. (Make checks payable to "The Alger Funds.") Mail your completed application and check to the Fund's transfer agent:

         Boston Financial Data Services, Inc.
         Attn: The Alger Funds
         P.O. Box 8480
         Boston, MA 02266-8480

Overnight mail is to be sent to the Fund's transfer agent at the following address:

         Boston Financial Data Services, Inc.
         Attn: The Alger Funds
         30 Dan Road
         Canton, MA 02021

BY FED WIRE: Forward the completed New Account Application to Boston Financial Data Services, Attn: The Alger Funds, stating that the account will be established by wire transfer and the date and amount of the transfer. Have your bank wire funds to State Street Bank and Trust Company. Contact Boston Financial Data Services at (800) 992-3863 for details.

CONTACT: CALL OR VISIT your broker-dealer, investment adviser, bank or other financial institution.

AUTOMATICALLY:   Complete  the  Automatic  Investment  option  on  your  account application. Minimum automatic investment is $50 with a minimum initial investment of $500.

VIA OUR WEBSITE: Visit The Alger Funds' website to download a New Account Application - WWW.ALGER.COM

Mail the completed application with your investment to Boston Financial Data Services, Inc., Attn: The Alger Funds.

TO MAKE ADDITIONAL INVESTMENTS IN AN EXISTING ACCOUNT:

BY MAIL: Complete and return the Invest by Mail slip attached to your Alger Funds Statement and return the slip with your investment to:

         Boston Financial Data Services, Inc.
         Attn: The Alger Funds
         P.O. Box 8480
         Boston, MA 02266-8480

BY TELEPHONE OR FED WIRE: TELEPURCHASE* allows you to purchase shares by telephone (minimum $500, maximum $50,000) by filling out the appropriate section of the New Account Application or returning the Additional Services Form. The funds will be transferred from your designated bank account to your Fund account normally within one business day. Call (800) 992-3863 to initiate a TelePurchase.

WIRE: Have your bank wire funds to State Street Bank & Trust Company. Contact Boston Financial Data Services, Inc. at (800) 992-3863 for details.

* Not available for Retirement Plans.

CONTACT: CALL OR VISIT your broker-dealer, investment adviser, bank or other financial institution.

AUTOMATICALLY: The Alger Funds' Automatic Investment Plan allows you to make automatic purchases on the 15th and/or the last business day of each month. Fill out the appropriate information on the New Account Application or contact Boston Financial Data Services, Inc. at (800) 992-3863 to receive an Additional Services Form. Minimum automatic investment is $50 with a minimum initial investment of $500.

Government Direct Deposit* allows you to arrange direct deposit of U.S. federal government payments into your Fund account and Payroll Savings Plan* allows you to arrange direct deposit of a portion of your payroll directly to your Fund Account. Call (800) 992-3863 for a Payroll Savings Plan Form.

* Not available for Retirement Plans.

VIA OUR WEBSITE: Visit The Alger Funds' website to download all forms to add services to your account - WWW.ALGER.COM

Mail your completed forms to Boston Financial Data Services, Inc., Attn: The Alger Funds.

TO EXCHANGE SHARES OF THE FUND:

You can exchange shares of the Fund for shares of other portfolios of The Alger Funds, The Spectra Funds, or The China-U.S. Growth Fund, subject to certain restrictions. Call (800) 992-3863 to exchange shares (unless you have refused the telephone exchange privilege on your New Account Application). Shares of one class may not be exchanged for shares of another class. Fund shares acquired by direct purchase may be exchanged for Class A, B, C, or N Shares of another fund; however, any applicable sales charge will apply to the shares acquired, depending upon their class. Shares of the Fund acquired by exchange rather than by direct purchase may be exchanged for shares of another fund, but only for shares of the same class as those originally exchanged for Fund shares.

When exchanging in and out of the Fund, your confirmations and account statements will include a share class designation next to your shares of the Fund solely for operational reasons. This share class designation corresponds to the share class in the other fund that is being acquired by exchange, or that was originally purchased in the other fund prior to exchange into the Fund, and which shall be either Class A, Class B, Class C, Class N (corresponding to Class N shares that were purchased in a portfolio of The Spectra Funds). Similarly, direct investments that you make in the Fund require that you assign a share class designation -- either Class A, Class B, Class C, or Class N - to those shares SOLELY FOR OPERATIONAL REASONS for purposes of tracking exchanges.

The period of time during which an investor holds shares of the Fund that have been acquired in exchange for shares of any other fund will not be counted towards the holding period for purposes of calculating a CDSC, if applicable. Remember that for tax purposes an exchange is considered a sale and a purchase, so you may realize a taxable gain or a loss when you exchange shares. For more information, call the Fund toll-free at (800) 992-3863 or consult the Statement of Additional Information (see back cover of this prospectus).

TO REDEEM SHARES OF THE FUND:

BY MAIL: Send a letter of instruction to Boston  Financial Data Services,  Inc.,
Attn: The Alger Funds which  includes:

o account number

o Fund name (and class, if applicable)

o number of shares or dollar amount of redemption

o where to send the proceeds

o signature(s) of registered owner(s)

o a signature guarantee is required if

     o your redemption is for more than $25,000; or

     o you want the check sent to a different address than the one we have on file; or

     o you want the check to be made payable to someone other than the registered owners we have on file; or

     o you have changed your address on file within the past 60 days.

BY TELEPHONE*: Call (800) 992-3863 to sell shares (unless you refuse this service on your New Account Application). The Fund will send you a check for any amount. You cannot request a check if you have changed your address on file within the past 60 days. For amounts over $5,000, you can choose to receive a wire to a bank account you previously designated on the records of the Fund.

TELEREDEMPTION is available by filling out the appropriate section of the New Account Application or returning the Additional Services Form. The funds will be transferred to your bank account in an amount between $500 and $50,000, normally within two business days. Shares issued in certificate form are not eligible for this service. Physical share certificates are not issued for shares of the Fund.

If you request that your redemption proceeds be wired to your bank account, there is generally a $10 fee per wire sent to a bank account that you had previously designated on the Fund's records, and generally a $15 fee per wire sent to a bank account not previously designated on the Fund's records.

* Not available for Retirement Plans.

CONTACT: CALL OR VISIT your broker-dealer, investment adviser, bank or other financial institution.

AUTOMATICALLY: Systematic Withdrawal Plan allows you to receive regular monthly, quarterly or annual payments. Your account value must be at least $10,000, and the payments must be for $50 or more. The maximum monthly withdrawal is 1% of the account value in the Fund at the time you begin participation in the Plan.

VIA OUR WEBSITE: Visit The Alger Funds' website to download all forms to add redemption privileges to your existing account - WWW.ALGER.COM.

Mail your completed forms to Boston Financial Data Services, Inc., Attn: The Alger Funds.

To speak to an Alger Funds Representative call (800) 992-3863.

Web address: WWW.ALGER.COM

Representatives are available to assist you with any questions you may have.

-------------------------------------------------------------------------------
SIGNATURE GUARANTEE IS A GUARANTEE BY A FINANCIAL INSTITUTION THAT YOUR SIGNATURE IS AUTHENTIC. THE FINANCIAL INSTITUTION ACCEPTS LIABILITY FOR ANY FORGERY OR FRAUD IF THE SIGNATURE IT GUARANTEES PROVES TO BE COUNTERFEIT. IT IS AN IDEAL MEANS TO PROTECT INVESTORS AND THEIR ASSETS. A NOTARIZATION BY A NOTARY PUBLIC IS NOT AN ACCEPTABLE SUBSTITUTE.
-------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures relating to disclosure of the Fund's portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Fund.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Fund's shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are acceptable.

The Fund makes its full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund's fiscal quarter.

In accordance with the foregoing, the Fund provides portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these service providers to confirm that they understand the Fund's policies and procedures regarding such disclosure. This agreement must be approved by the (i) Manager's legal and compliance department and (ii) Fund's Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom the Fund's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

OTHER INFORMATION

The Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.

Shares may be worth more or less when you redeem them than they were at the time you bought them. For tax purposes, this means that when you redeem them you may realize a short- or long-term capital gain or loss, depending upon how long you have held the shares.

The Fund and Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.

From time to time Alger Inc., at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in a fund, in an amount up to 1% of those investments. Alger Inc. may also from time to time, at its expense from its own resources, make payments to financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 1.00% annually of fund assets or 0.50% annually of fund sales attributable to that financial intermediary. Alger Inc. determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors Alger Inc. deems relevant. Factors considered by Alger, Inc. generally include the financial intermediary's reputation, ability to attract and retain assets for the fund, expertise in distributing a particular class of shares of the fund, entry into target markets, and/or quality of service. In addition, Alger, Inc. may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of Alger Inc. Please contract your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of the fund or the amount of proceeds received by the fund on the sale of shares.

[GRAPHIC] FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information has been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

ALGER MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE YEAR

                                                              YEAR ENDED OCTOBER 31,
                                           ------------------------------------------------------------
                                             2006         2005         2004         2003         2002
                                           -------      -------      -------      --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net Asset Value, Beginning of Year         $1.0000      $1.0000      $1.0000      $ 1.0000     $ 1.0000
Net Investment Income (i)                   0.0374       0.0188       0.0039        0.0033       0.0097
Dividends from Net Investment Income       (0.0374)     (0.0188)     (0.0039)      (0.0033)     (0.0097)
                                           -------      -------      -------      --------     --------
Net Asset Value, End of Year               $1.0000      $1.0000      $1.0000      $ 1.0000     $ 1.0000
-------------------------------------------------------------------------------------------------------
 Total Return                                  3.8%         1.9%         0.4%          0.3%         1.0%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000 omitted)      $55,068      $61,570      $80,528      $115,935     $330,213
Ratio of Expenses to Average Net Assets       0.90%        0.90%        0.77%         0.82%        0.79%
Ratio of Net Investment Income to
  Average Net Assets                          3.78%        1.84%        0.37%         0.34%        0.99%

-------------------------------------------------------------------------------------------------------

-------------
(i) Amount was computed based on average shares outstanding during the year.

FOR FUND INFORMATION:

BY TELEPHONE:     (800) 992-3863
BY MAIL:          Boston Financial Data Services, Inc.
                  Attn: The Alger Funds
                  P.O. Box 8480
                  Boston, MA 02266-8480

BY INTERNET:      Text versions of Fund documents can be downloaded
                  from the following sources:
               o  THE FUND: http://www.alger.com
               o  SEC (EDGAR data base): http://www.sec.gov

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number, at the Fund's website at http://www.alger.com or by writing to the address above. The Statement of Additional Information is on file with the SEC.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. You can receive free copies of these reports by calling the Fund's toll-free number, at the Fund's website at hppt://www.alger.com or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling 1-202-551-8090.

QUARTERLY FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund's website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3362.

ALGER ELECTRONIC DELIVERY SERVICE

The Fund provides you with an enhancement of your ability to access Fund documents online. When Fund documents such as prospectuses and annual and semi-annual reports are available, you will be sent an e-mail notification with a link that will take you directly to the Fund information on the Fund's website. To sign up for this free service, enroll at WWW.ICSDELIVERY.COM/ALGER.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED
The Alger Funds
SEC File #811-1355

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY

YOUR PRIVACY IS OUR PRIORITY

At Fred Alger & Company, Incorporated ("Alger") we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

OUR PRIVACY POLICY

We believe you should know about Alger's Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliates, Fred Alger Management, Inc., and Alger Shareholder Services, Inc. as well as the following funds: The Alger Funds, The Alger Institutional Funds, The Alger American Fund, The China-U.S. Growth Fund, The Spectra Funds, and Castle Convertible Fund, Inc. We are proud of our Policy and hope you will take a moment to read about it.

INFORMATION WE COLLECT

The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

o Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

o Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

o Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

SHARING OF PERSONAL INFORMATION

We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

o To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

o To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

o  To financial  institutions that perform  marketing  services on our behalf or
   with  whom  we  have  joint   marketing   agreements  that  provide  for  the
   confidentiality of personal information.

OUR SECURITY PRACTICES

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.

              THIS POLICY STATEMENT IS NOT PART OF THE PROSPECTUS.

[ALGER LOGO]

THIS IS NOT PART OF THE PROSPECTUS.
PMM